INCOME TAX	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAX

10.  INCOME TAX

British Virgin Islands

The Company is incorporated in the British Virgin Islands and is not subject to taxation. In addition, upon payments of dividends by these entities to their shareholders, no British Virgin Islands withholding tax will be imposed.

Hong Kong

Entities incorporated in Hong Kong are subject to Hong Kong profits tax at a rate of 16.5% for taxable income earned in Hong Kong before April 1, 2018. Starting from the financial year commencing on April 1, 2018, the two-tiered profits tax regime took effect, under which the tax rate is 8.25% for assessable profits on the first HK$2 million and 16.5% for any assessable profits in excess of HK$2 million.

The Group’s Hong Kong subsidiaries are subject to Hong Kong profits tax on their taxable income as reported in their statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. For these subsidiaries, the first HK$2 million of assessable profits are taxed at 8.25% and the remaining assessable profits are taxed at 16.5%.

(a)	Taxation in the statement of income represents:

	2020	2021	2022	2022
	HK$	HK$	HK$	US$
Hong Kong profits tax provision (benefits) for the year:
Current	431,511	462,004	(10,000)	(1,282)
Deferred	—	(391,820)	391,820	50,224
	431,511	70,184	381,820	48,942

MAGIC EMPIRE GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.	INCOME TAX (cont.)

(b)	The following table reconciles Hong Kong statutory rates to the Group’s effective tax rate:

	2020	2021	2022
Hong Kong statutory income tax rate	16.5%	16.5%	16.5%
Preferential tax rate in Hong Kong	(3.6)%	(10.0)%	—
Expenses not deductible for tax (1)	0.1%	0.8%	—
Effect of tax rates in foreign jurisdiction	—	—	(9.8)%
Valuation allowance	—	—	(21.3)%
Permanent difference(2)	(3.7)%	(3.1)%	3.6%
Effective tax rate	9.3%	4.2%	(11.0)%

(1)	Non-deductible items mainly arise from expenses not deductible for tax purposes primarily including professional fees in relation to IPO.

(2)	Mainly represents non-taxable income due to governmental grants and other immaterial non-taxable interest. In 2022, this also represents the combination of other non-taxable income and deferred true-ups due to non-deductible expenses.

(c)	Income (loss) before income taxes is attributable to the following geographic locations for the years ended December 31:

	2020	2021	2022	2022
	HK$	HK$	HK$	US$
Hong Kong	4,639,265	1,724,548	(1,406,918)	(180,339)
Foreign	(8,129)	(75,740)	(2,053,540)	(263,224)
Total income (loss) before income taxes	4,631,136	1,648,808	(3,460,458)	(443,563)

(d)	Deferred tax:

Significant components of the deferred tax assets (liabilities) are presented below:

	2020	2021	2022	2022
	HK$	HK$	HK$	US$
Deferred tax assets:
Net operating loss carryforwards	—	391,820	715,179	91,672
Others	—	—	21,654	2,775
Deferred tax assets	—	391,820	736,833	94,447
Less: Valuation allowance	—	—	(736,833)	(94,447)
Total deferred tax assets, net	—	391,820	—	—

The Group evaluated the recoverable amounts of deferred tax assets to the extent that future taxable profits will be available against which the net operating loss and temporary difference can be utilized. As of December 31, 2022, the Group had tax loss carryforwards of approximately HK$4,334,421 (US$555,588). The carry forward of tax losses in Hong Kong generally has no time limit. As of December 31, 2022, the deferred tax assets were fully provided as valuation allowance as the Company does not expect to realize its deferred taxes in the near future.

As of December 31, 2022 and 2021, the Group had tax recoverable of HK$587,834 (US$75,349) and taxes payables of HK$242,393, respectively.